John Hancock Variable Insurance Trust
Supplement dated April 27, 2015
to the Prospectus dated April 27, 2015

Small Cap Growth Trust

The table under the heading “Fees and expenses” has been amended and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	1.04	1.04	1.04
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	1.13	1.33	1.08

The table under “Expense example” has been amended and restated as follows:

Expenses ($)	Series I	Series II	Series NAV
1 year	115	135	110
3 years	359	421	343
5 years	622	729	595
10 years	1,375	1,601	1,317